Exhibit 10.5

ESCROW AGREEMENT

(Basic Three Party Escrow)

THIS ESCROW AGREEMENT is entered into as of December 14, 2017, by and among Preprogen LLC, a Delaware limited liability company (“Party A”), QuantRx Biomedical Corporation, a Nevada corporation (“Party B”, and together with Party A, sometimes referred to individually as “Party” and collectively as the “Parties”), and JPMorgan Chase Bank, N.A. (the “Escrow Agent”).

WHEREAS, the Parties have agreed to deposit in escrow certain funds and wish such deposit to be subject to the terms and conditions set forth herein.

1.
Appointment. The Parties hereby appoint Escrow Agent as their escrow agent for the purposes set forth herein, and Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

2.
Fund; Investment. (a) Party A agrees to deposit with Escrow Agent the sum of $ 400,000 (“Escrow Deposit”). Escrow Agent shall hold the Escrow Deposit in one or more demand deposit accounts and shall invest and reinvest the Escrow Deposit and the proceeds thereof (“Fund”) in an interest bearing demand deposit account at JPMorgan Chase Bank, N.A., or a successor investment offered by Escrow Agent. Interest bearing demand deposit accounts have rates of interest or compensation that may vary from time to time as determined by the Escrow Agent.

Instructions to make any other investment (“Alternative Investment”), and any instruction to change investments must be in a joint writing and executed by an Authorized Representative (as defined in Section 3 below), of each of the Parties and shall specify the type and identity of the investments to be purchased and/or sold.

(b) All interest or other income earned under this Agreement shall be allocated to Party B and reported, by Escrow Agent to the IRS, or any other taxing authority, on IRS Form 1099 or 1042S (or other appropriate form) as income earned from the Escrow Deposit by Party B whether or not said income has been distributed during such year. The Parties hereby represent to Escrow Agent that no other tax reporting of any kind is required given the underlying transaction giving rise to this Agreement.

3.
Disposition and Termination. (a) The Parties may at any time jointly deliver to the Escrow Agent instructions in substantially the form of Exhibit A-1 attached hereto executed by an Authorized Representative of each Party instructing the Escrow Agent to distribute all or a portion of the Fund. Within three (3) Business Days after the date on which the Escrow Agent receives (i) joint instructions in substantially the form of Exhibit A-1 attached hereto executed by an Authorized Representative of each Party or (ii) a Final Order directing payment of all or a portion of the Fund, the Escrow Agent shall disburse the portion of the Fund set forth in such joint written instructions or Final Order, as applicable, to the persons or accounts designated in such joint written instructions or Final Order. For purposes of this Agreement, a “Final Order” means a final and non-appealable order, judgment or decree of a court of competent jurisdiction accompanied by a written certification from counsel for Party A or Party B, as applicable, attesting that such order, judgment or decree is final and not subject to further proceedings or appeal along with a written instruction from an Authorized Representative of Party A or Party B, as applicable, given to effectuate such order, judgment or decree and the Escrow Agent shall be entitled conclusively to rely upon any such certification and instruction and shall have no responsibility to review the order, judgment or decree to which such certification and instruction refers or to make any determination as to whether such order, judgment or decree is final.

(b) Notwithstanding anything to the contrary set forth in Section 8, any instructions setting forth, claiming, objecting to, or in any way related to the transfer or distribution of the Fund, must be in writing and executed by the appropriate Party or Parties as evidenced by the signatures of the person or persons signing this Agreement or one of their designated persons as set forth on the Designation of Authorized Representatives attached hereto as Schedules 1-A and 1-B (each an “Authorized Representative”). Each Designation of Authorized Representatives shall be signed by the Secretary, any Assistant Secretary or other duly authorized officer of the named Party. No such instruction shall be deemed delivered and effective unless Escrow Agent actually shall have received it on a Business Day by facsimile or as a Portable Document Format (“PDF”) attached to an email at the fax number or email address set forth in Section 8 and in the case of a facsimile, as evidenced by a confirmed transmittal to the Party’s or Parties’ transmitting fax number and Escrow Agent has been able to satisfy any applicable security procedures as may be required hereunder. Escrow Agent shall not be liable to any Party or other person for refraining from acting upon any instruction for or related to the transfer or distribution of the Fund if delivered to any other fax number or email address, including but not limited to a valid email address of any employee of Escrow Agent.

(c) The persons designated as Authorized Representatives and telephone numbers for same may be changed only in a writing executed by an Authorized Representative or other duly authorized officer of the applicable Party setting forth such changes and actually received by Escrow Agent via facsimile or as a PDF attached to an email. Escrow Agent will confirm any such change in Authorized Representatives by a telephone callback or email confirmation to an Authorized Representative and Escrow Agent may rely and act upon the confirmation of anyone purporting to be that Authorized Representative.

(d) Escrow Agent and other financial institutions, including the beneficiary’s bank, may rely upon the identifying number of the beneficiary, the beneficiary’s bank or any intermediary bank included in a funds transfer instructions, even if it identifies a person different from the beneficiary, the beneficiary’s bank or intermediary bank identified by name.

(e) As used in this Section 3, “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which Escrow Agent located at the notice address set forth below is authorized or required by law or executive order to remain closed. The Parties acknowledge that the security procedures set forth in this Section 3 are commercially reasonable. Upon delivery of the Fund in full by Escrow Agent pursuant to this Section 3, this Agreement shall terminate and the related account(s) shall be closed, subject to the provisions of Sections 6 and 7.

(f) Notwithstanding anything to the contrary contained in this Agreement, in the event that an electronic signature is affixed to an instruction issued hereunder to disburse or transfer funds, such instruction shall be confirmed by a verifying callback (or email) to an Authorized Representative.

4.
Escrow Agent. Escrow Agent shall have only those duties as are specifically and expressly provided herein, and no other duties, including but not limited to any fiduciary duty, shall be implied. Escrow Agent has no knowledge of, nor any obligation to comply with, the terms and conditions of any other agreement between the Parties, nor shall Escrow Agent be required to determine if any Party has complied with any other agreement. Escrow Agent may conclusively rely upon any written notice, document, instruction or request delivered by the Parties believed by it to be genuine and to have been signed by an Authorized Representative(s), as applicable, without inquiry and without requiring substantiating evidence of any kind and Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request. Escrow Agent shall not be liable for any action taken, suffered or omitted to be taken by it in good faith except to the extent that Escrow Agent's gross negligence, willful misconduct or fraud was the cause of any direct loss to either Party. Escrow Agent may execute any of its powers and perform any of its duties hereunder directly or through affiliates or agents. In the event Escrow Agent shall be uncertain, or believes there is some ambiguity, as to its duties or rights hereunder, or receives instructions, claims or demands from any Party hereto which in Escrow Agent’s judgment conflict with the provisions of this Agreement, or if Escrow Agent receives conflicting instructions from the Parties, Escrow Agent shall be entitled either to: (a) refrain from taking any action until it shall be given (i) a joint written direction executed by Authorized Representatives of the Parties which eliminates such conflict or (ii) a court order issued by a court of competent jurisdiction (it being understood that Escrow Agent shall be entitled conclusively to rely and act upon any such court order and shall have no obligation to determine whether any such court order is final); or (b) file an action in interpleader. Escrow Agent shall have no duty to solicit any payments which may be due it or the Fund, including, without limitation, the Escrow Deposit nor shall the Escrow Agent have any duty or obligation to confirm or verify the accuracy or correctness of any amounts deposited with it hereunder. The Parties grant to Escrow Agent a lien and security interest in the Escrow Fund in order to secure any indemnification obligations of the Parties or obligation for fees or expenses owed to the Escrow Agent hereunder. Anything in this Agreement to the contrary notwithstanding, in no event shall Escrow Agent be liable for special, incidental, punitive, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

5.
Succession. Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving not less than thirty (30) days advance notice in writing of such resignation to the Parties, or may be removed, with or without cause, by the Parties at any time after giving not less than thirty (30) days prior joint written notice to the Escrow Agent. Escrow Agent’s sole responsibility after such applicable thirty (30) day notice period expires shall be to hold the Fund (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, appointed by the Parties, or such other person designated by the Parties, or in accordance with the directions of a final court order, at which time Escrow Agent’s obligations hereunder shall cease and terminate. If prior to the effective resignation or removal date, the Parties have failed to appoint a successor escrow agent, or to instruct the Escrow Agent to deliver the Fund to another person as provided above, or if such delivery is contrary to applicable law, at any time on or after the effective resignation date, Escrow Agent either (a) may interplead the Fund with a court located in the State of New York and the costs, expenses and reasonable attorney’s fees which are incurred in connection with such proceeding may be charged against and withdrawn from the Fund; or (b) appoint a successor escrow agent of its own choice. Any appointment of a successor escrow agent shall be binding upon the Parties and no appointed successor escrow agent shall be deemed to be an agent of Escrow Agent. Escrow Agent shall deliver the Fund to any appointed successor escrow agent, at which time Escrow Agent’s obligations under this Agreement shall cease and terminate. Any entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any entity to which all or substantially all of the escrow business may be transferred, shall be the Escrow Agent under this Agreement without further act.

6.
Compensation; Acknowledgment. (a) The Parties agree jointly and severally to pay Escrow Agent upon execution of this Agreement and from time to time thereafter reasonable compensation for the services to be rendered hereunder, which unless otherwise agreed in writing, shall be as described in Schedule 2; provided, however, solely as between the Parties, Party A agrees that it shall be responsible to pay the entire $2,500 Annual Administration Fee set forth on Schedule 2.

           (b) Each of the Parties further agrees to the disclosures and agreements set forth in Schedule 2.

7.
Indemnification and Reimbursement. The Parties agree jointly and severally to indemnify and hold harmless Escrow Agent and its agents, employees, officers and directors (the “Indemnitees”) from and against any and all losses, damages, claims, liabilities, costs or expenses (including attorneys’ fees) (collectively “Losses”), resulting directly or indirectly from (a) Escrow Agent’s performance of this Agreement, except to the extent that such Losses are determined by a court of competent jurisdiction to have been caused by the gross negligence, bad faith, willful misconduct or fraud of such Indemnitee; and (b) Escrow Agent’s following, accepting or acting upon any instructions or directions whether joint or several from the Parties received in accordance with this Agreement. The Parties hereby grant Escrow Agent a right of set-off against the Fund for the payment of any claim for indemnification, fees, expenses and amounts owing to Escrow Agent or an Indemnitee. The obligations set forth in this Section 7 shall survive the resignation, replacement or removal of Escrow Agent or the termination of this Agreement.

8.
Notices. Except as otherwise expressly required in Section 3, all communications hereunder shall be in writing or set forth in a PDF attached to an email, , and shall be delivered by facsimile, email or overnight courier only to the appropriate fax number, email address, or notice address set forth for each party as follows:

 If to Party A: Preprogen LLC
4 Lemberg Court, Suite 304
Monroe NY 10950
Attention: E. Goldberger
Tel No.: (845) 538-3889
Email Address: eli@egoldco.com

If to Party B:                              QuantRx Biomedical Corporation
171 Sherwood Lane
Raynham, MA 02767
Attention: Michael Abrams
Tel No.: (212) 980-2235
Email Address: mabrams@burnhamhill.com

If to Escrow Agent:                           JPMorgan Chase Bank, N.A.
                                                           Escrow Services
4 New York Plaza, Floor 11
New York, NY 10004
Attention: Nadia Moneva / Renfred Pico
Fax No.: 212-552-2812
                                                           Email Address:ec.escrow@jpmorgan.com

9.
Compliance with Court Orders. In the event that a legal garnishment, attachment, levy restraining notice or court order is served with respect to any of the Fund, or the delivery thereof shall be stayed or enjoined by an order of a court, Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all such orders so entered or issued, and in the event that Escrow Agent obeys or complies with any such order it shall not be liable to any of the Parties hereto or to any other person by reason of such compliance notwithstanding such order be subsequently reversed, modified, annulled, set aside or vacated.

10.
Miscellaneous. (a) The provisions of this Agreement may be waived, altered, amended or supplemented only by a writing signed by the Escrow Agent and the Parties. This Agreement and any right or interest hereunder may be assigned by a Party only in a writing agreed upon and signed by the Agent and the Parties. This Agreement shall be governed by and construed under the laws of the State of New York. Each Party and Escrow Agent irrevocably waives any objection on the grounds of venue, forum non-conveniens or any similar grounds and irrevocably consents to service of process by mail or in any other manner permitted by applicable law and consents to the exclusive jurisdiction of any state or federal court sitting in New York, New York. To the extent that in any jurisdiction either Party may now or hereafter be entitled to claim for itself or its assets, immunity from suit, execution, attachment (before or after judgment) or other legal process, such Party shall not claim, and hereby irrevocably waives, such immunity. Escrow Agent and the Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Agreement.

(b) No party to this Agreement is liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control. This Agreement and any joint instructions from the Parties may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument or instruction, as applicable. This Agreement may be executed and transmitted by facsimile or as a PDF attached to an email and each such execution shall be of the same legal effect, validity and enforceability as a manually executed, original, wet-inked signature. If any provision of this Agreement is held to be illegal, invalid, or unenforceable, the validity of the remaining portions of this Agreement shall not be affected. The Parties each represent, warrant and covenant that (i) each document, notice, instruction or request provided by such Party to Escrow Agent shall comply with applicable laws and regulations; (ii) such Party has full power and authority to enter into, execute and deliver this Agreement and to perform all of the duties and obligations to be performed by it hereunder; and (iii) the person(s) executing this Agreement on such Party’s behalf and certifying Authorized Representatives in the applicable Schedule 1 have been duly and properly authorized to do so, and each Authorized Representative of such Party has been duly and properly authorized to take the actions specified for such person in the applicable Schedule 1. Except as expressly provided in Section 7 above, nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than Escrow Agent and the Parties any legal or equitable right, remedy, interest or claim under or in respect of the Fund or this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

PARTY A

PREPROGEN LLC

By: /s/ Mayer Goldberger

Name: Mayer Goldberger

Title: Founder

PARTY B

QUANTRX BIOMEDICAL CORPORATION

By: /s/ Shalom Z. Hirschman

Name: Dr. Shalom Z. Hirschman

Title: Chief Executive Officer

JPMORGAN CHASE BANK, N.A.,

As Escrow Agent

By: /s/ Christopher Palermo

Name: Christopher Palermo

Title: Vice President

  [Signature Page to Escrow Agreement]

EXHIBIT A-1

Form of Escrow Release Notice – Joint Instructions

JPMorgan Chase Bank, N.A., Escrow Services
[Address]
[Fax No.]
[Email Address]

Date:

Re: Preprogen LLC, QuantRx Biomedical Corporation – Escrow Agreement dated [ ]
Escrow Account no. [ ]

Dear Sir/Madam:

We refer to an escrow agreement dated [ ] between Preprogen LLC, QuantRx Biomedical Corporation and JPMorgan Chase Bank, N.A., as Escrow Agent (the “Escrow Agreement”).

Capitalized terms in this letter that are not otherwise defined shall have the same meaning given to them in the Escrow Agreement.

The Parties instruct the Escrow Agent to release the Fund, or the portion specified below, to the specified party as instructed below.

Amount
(In writing)
Beneficiary
City
Country

US Instructions:

Bank
Bank address
ABA Number:
Credit A/C Name:
Credit A/C #:
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C #:
FFC A/C Address:

International Instructions:

Bank Name:
Bank Address
SWIFT Code:
US Pay Through ABA:
Credit A/C Name:
Credit A/C # (IBAN #):
Credit A/C Address:
If Applicable:
FFC A/C Name:
FFC A/C # (IBAN #):
FFC A/C Address:

FOR AND ON BEHALF OF PARTY A:

__________________________
Name:
Date:
Title:

FOR AND ON BEHALF OF PARTY B:

_________________________________
Name:
Date:
Title:

Schedule 1-A

Preprogen LLC

DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, Mayer Goldberger, being the duly elected, qualified and acting President of Preprogen LLC (“Party A”), does hereby certify:

That each of the following Representatives is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated December ___, 2017, by and among Party A, Party B and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name below is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Party A such that only the Authorized Representative who issued the instruction is available to receive a callback or email confirmation, or (c) Party A is an individual. Party A acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Party A nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Party A agrees to be bound by any instruction, whether or not authorized, confirmed by callback to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBERS and EMAIL ADDRESSES
Mayer Goldberger	________________	___________________________(cell)______________________(email)____________________

1.
Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.
2.
This Schedule may be signed in counterparts and the undersigned certifies any signature set forth on an attachment to this Schedule is the true and genuine signature of any Authorized Representative and that each such Representative's contact information is current and up-to-date at the date hereof.
3.
That pursuant to Party A’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Party A, and that the undersigned has so executed this Designation this _____ day of December, 2017.
4.
Notwithstanding the above, if Party A is an individual, no signature will be required below.

Signature: _____________________________
Name: Mayer Goldberger
Title: President

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-A

       All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement), of the Authorized Representative authorizing said funds transfer on behalf of such Party.

Schedule 1-B

QuantRx Biomedical Corporation

 DESIGNATION OF AUTHORIZED

REPRESENTATIVES

The undersigned, ________________________, being the duly elected, qualified and acting ________________________ of QuantRx Biomedical Corporation (“Party B”), does hereby certify:

That each of the following persons is at the date hereof an Authorized Representative, as such term is defined in the Escrow Agreement, dated ________________, 2017, by and among Party A, Party B and Escrow Agent (the “Escrow Agreement”), that the signature appearing opposite each Authorized Representative’s name below is the true and genuine signature of such Authorized Representative, and that each Authorized Representative’s contact information is current and up-to-date at the date hereof. Each of the Authorized Representatives is authorized to issue instructions, confirm funds transfer instructions by callback or email confirmation and effect changes in Authorized Representatives, all in accordance with the terms of the Escrow Agreement. Callbacks or emails confirming an instruction shall be made to an Authorized Representative other than the Authorized Representative who issued the instruction unless (a) only a single Authorized Representative is designated below, (b) the information set forth below changes and is not updated by Party B such that only the Authorized Representative who issued the instruction is [available] to receive a callback or email confirmation, or (c) Party B is an individual. Party B acknowledges that pursuant to this Schedule, Escrow Agent is offering an option for callback or email confirmation to a different Authorized Representative, and if Party B nevertheless names only a single Authorized Representative or fails to update Authorized Representative information, Party B agrees to be bound by any instruction, whether or not authorized, confirmed by callback to the issuer of the instruction.

NAME	SIGNATURE	TELEPHONE, CELL NUMBERS and EMAIL ADDRESSES
___________________________	___________________________	___________________________(cell)______________________ (email)____________________
___________________________	___________________________	___________________________(cell)______________________
___________________________	___________________________	(email)____________________ ___________________________(cell)______________________ (email)____________________

1.
Email confirmation is only permitted to a corporate email address for purposes of this Schedule. Any personal email addresses provided will not be used for email confirmation.
2.
This Schedule may be signed in counterparts and the undersigned certifies any signature set forth on an attachment to this Schedule is the true and genuine signature of any Authorized Representative and that each such Representative's contact information is current and up-to-date at the date hereof.
5.
That pursuant to Party B’s governing documents, as amended, the undersigned has the power and authority to execute this Designation on behalf of Party B, and that the undersigned has so executed this Designation this _____ day of ______, 2017.
6.
Notwithstanding the above, if Party B is an individual, no signature will be required below.

Signature: _____________________________
Name: _____________________________
Title: _____________________________

FOR YOUR SECURITY, PLEASE CROSS OUT ALL UNUSED SIGNATURE LINES ON THIS SCHEDULE 1-B

       All instructions, including but not limited to funds transfer instructions, whether transmitted by facsimile or set forth in a PDF attached to an email, must include the signature (or electronic signature subject to the conditions set forth in the Escrow Agreement) of the Authorized Representative authorizing said funds transfer on behalf of such Party.